EXHIBIT 99

JOINT FILER INFORMATION

Name: GSC Recovery IIA GP, L.P.

Address:     500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement:  May 19, 2006

Issuer and Ticker Symbol: International Wire Group, Inc. (N/A)


                                GSC Recovery IIA GP, L.P.

                                By:  GSC RIIA, LLC, its general partner

                                By:  GSCP (NJ) Holdings, L.P., its sole member

                                By   GSCP (NJ), Inc., its general partner

                                By:  /s/ DAVID L. GORET
                                     -----------------------------
                                     Name: David L. Goret
                                     Title: Managing Director






                             JOINT FILER INFORMATION

Name: GSC RIIA, LLC

Address:     500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement: May 19, 2006

Issuer and Ticker Symbol: International Wire Group, Inc. (N/A)


                               GSC RIIA, LLC

                               By:  GSCP (NJ) Holdings, L.P., its sole member

                               By   GSCP (NJ), Inc., its general partner

                                By: /s/ DAVID L. GORET
                                    -----------------------------
                                    Name: David L. Goret
                                    Title: Managing Director





JOINT FILER INFORMATION

Name: GSCP (NJ), L.P.

Address:     500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement: May 19, 2006

Issuer and Ticker Symbol: International Wire Group, Inc. (N/A)



                                GSCP (NJ), L.P.


                                By  GSCP (NJ), Inc., its general partner

                                By: /s/ DAVID L. GORET
                                    -----------------------------
                                    Name: David L. Goret
                                    Title: Managing Director



                             JOINT FILER INFORMATION

Name: GSCP (NJ) Holdings, L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement: May 19, 2006

Issuer and Ticker Symbol: International Wire Group, Inc. (N/A)



                                GSCP (NJ) HOLDINGS, L.P.

                                By GSCP (NJ), Inc., its general partner


                                By: /s/ DAVID L. GORET
                                    -----------------------------
                                    Name: David L. Goret
                                    Title: Managing Director